PRINCIPAL FUNDS, INC.

BOND & MORTGAGE SECURITIES FUND
LARGECAP VALUE FUND
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
PRINCIPAL LIFETIME 2010 FUND
PRINCIPAL LIFETIME 2020 FUND
PRINCIPAL LIFETIME 2030 FUND
PRINCIPAL LIFETIME 2040 FUND
PRINCIPAL LIFETIME 2050 FUND
R-4 CLASS SHARES

The date of this Prospectus is March 1, 2009.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

TABLE OF CONTENTS

Risk/Return Summary 3
Bond & Mortgage Securities Fund 5
LargeCap Value Fund 7
Principal LifeTime Strategic Income Fund 12
Principal LifeTime 2010 Fund 14
Principal LifeTime 2020 Fund 16
Principal LifeTime 2030 Fund 18
Principal LifeTime 2040 Fund 20
Principal LifeTime 2050 Fund 22
The Costs of Investing 24
Distribution Plans and Intermediary Compensation 24
Certain Investment Strategies and Related Risks 27
Management of the Funds 34
Pricing of Fund Shares 38
Purchase of Fund Shares 39
Redemption of Fund Shares 39
Exchange of Fund Shares 40
Frequent Purchases and Redemptions 40
Dividends and Distributions 41
Tax Considerations 41
Fund Account Information 42
Portfolio Holdings Information 43
Financial Highlights 43
Appendix A - Summary of Principal Risks 48
Appendix B - Definitions of the Indices Referenced in this Prospectus 52
Additional Information 54

2 Principal Fund, Inc.
1-800-547-7754

RISK/RETURN SUMMARY

Principal Funds, Inc. (“Principal Funds”) offers many investment portfolios, some of which are offered through this prospectus. Princor Financial Services Corporation* (“Princor”) and Principal Funds Distributor, Inc. (“PFD”)* are co-distributors (collectively referred to as “the Distributor”) for the R-4 Class shares. Principal Management Corporation* (“Principal”), the manager of each of the Funds, seeks to provide a broad range of investment approaches through Principal Funds. Principal Global Investors, LLC* is sub-advisor to the Bond & Mortgage Securities, LargeCap Value, and Principal LifeTime Funds.

*	Principal Management Corporation; PFD; Principal Global Investors, LLC; Princor; and Spectrum Asset Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group® .

The Funds offer R-4 Class Shares through this prospectus which may be purchased through retirement plans. Such plans may impose fees in addition to those charged by the Funds. The services available to you may vary depending upon how you wish to purchase shares of the Fund.

This prospectus may only be used in connection with a tax-deferred arrangement under Section 457 of the Internal
Revenue Code; it is not intended for use by other investors.

In the description for each Fund, there is important information about the Fund’s:

Main Strategies and Risks
These sections describe each Fund’s investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the
Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain
Investment Strategies and Related Risks–Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called
“principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal
LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Principal Funds, Inc.	RISK/RETURN SUMMARY	3
www.principal.com

Investment Results
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the
Fund’s annual returns and its long-term performance. The chart shows how the Class R-2’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:
• a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and
• an average of the performance of a group of mutual funds with a similar investment objective and management style (The averages used are prepared by independent statistical services.).

Performance for classes of shares for periods prior to the date on which a Fund’s oldest share class began operations
(as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the share class shown. The adjustments result in performance (for the period prior to the effective date of the share class shown) that is no higher than the historical performance of the oldest share class.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and Expenses
The annual operating expenses for each Fund are deducted from that Fund’s assets (stated as a percentage of Fund assets). Each Fund’s operating expenses are shown following each Fund’s description. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”

The examples following the expense tables for each Fund are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTES:
• No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, Principal, any Sub-Advisor,
Princor, or PFD.

4 RISK/RETURN SUMMARY	Principal Fund, Inc.
1-800-547-7754

BOND & MORTGAGE SECURITIES FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks to provide current income.

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating
Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond”
to mean any debt security. Under normal circumstances, the Fund invests in:
• securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
• mortgage-backed securities representing an interest in a pool of mortgage loans;
• debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
• securities issued or guaranteed by the governments of Canada (provincial or federal government) or the
United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:
• common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
• securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2008, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64.29% in securities rated Aaa		12.21% in securities rated Baa		0.28% in securities rated Caa
5.79% in securities rated Aa		4.87% in securities rated Ba		0.03% in securities rated Ca
8.88% in securities rated A		3.54% in securities rated B		0.00% in securities rated C
0.11% in securities not rated

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	•	Derivatives Risk	•	Eurodollar and Yankee Obligations
• Fixed-Income Securities Risk	•	Foreign Securities Risk		Risk
• High Yield Securities Risk	•	Management Risk	•	Municipal Securities Risk
• Portfolio Duration Risk	•	Prepayment Risk	•	Real Estate Securities Risk
• Securities Lending Risk	•	Underlying Fund Risk	•	U.S. Government Securities Risk
• U.S. Government Sponsored
Securities Risk

Principal Funds, Inc.	RISK/RETURN SUMMARY	5
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest return for a quarter during the period of the bar chart above:	Q3 ‘01	4.02%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-6.27%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-4 Class	-14.60	-0.55	2.32
Barclays Capital Aggregate Bond Index(2)(3)	5.24	4.65	5.74
Morningstar Intermediate-Term Bond Category Average(3)	-4.70	1.81	3.68
(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.
(2) Index performance does not reflect deductions for fees, expenses or taxes.
(3)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-4
For the year ended October 31, 2008	Class
Management Fees	0.51%
Distribution and/or Service (12b-1) Fees	0.10
Other Expenses*	0.29
Total Annual Fund Operating Expenses	0.90%
*Other Expenses which include:
Service Fee	0.15%
Administrative Service Fee	0.13

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Number of years you own your shares
	1	3	5	10
R-4 Class	$92	$287	$498	$1,108

6 RISK/RETURN SUMMARY	Principal Fund, Inc.
1-800-547-7754

LARGECAP VALUE FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of the most recent calendar year end, ranged between approximately
$0.02 billion and $421.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase.
Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
• determination that a stock is selling below its fair market value;
• early recognition of changes in a company’s underlying fundamentals;
• evaluation of the sustainability of fundamental changes; and
• monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals.
PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	•	Equity Securities Risk	•	Exchange Rate Risk
• Foreign Securities Risk	•	Management Risk	•	Market Segment (Large Cap) Risk
• Mid Cap Stock Risk	•	Securities Lending Risk	•	Underlying Fund Risk
• Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Funds, Inc.	RISK/RETURN SUMMARY	7
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	15.08%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.91%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-4 Class	-35.55	-1.70	-0.63
Russell 1000 Value Index(2)(3)	-36.85	-0.79	-0.04
Morningstar Large Value Category Average(3)	-37.09	-1.79	-1.46
(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.
(2) Index performance does not reflect deductions for fees, expenses or taxes.
(3)	Lifetime results are measured from the date the R-3 shares were first sold (December 6, 2000).
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-4
For the year ended October 31, 2008	Class
Management Fees	0.44%
Distribution and/or Service (12b-1) Fees	0.10%
Other Expenses*	0.29
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses	0.84%
*Other Expenses Includes:
Service Fee	0.15%
Administrative Service Fee	0.13

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Number of years you own your shares
	1	3	5	10
R-4 Class	$86	$268	$466	$1,037

8 RISK/RETURN SUMMARY	Principal Fund, Inc.
1-800-547-7754

PRINCIPAL LIFETIME FUNDS

Principal Funds offer Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective: The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to
seek a total return consisting of long-term growth of capital and current income.

                 The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks

To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Funds, at the Sub-Advisor’s discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

Principal Funds, Inc.	RISK/RETURN SUMMARY	9
www.principal.com

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Principal LifeTime Funds dated 2020 through 2050 have a greater exposure to the following risks (as defined in Appendix A):

• Emerging Market Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Market Segment (Large Cap) Risk
• Value Stock Risk

The Principal LifeTime Strategic Income Fund and Principal LifeTime 2010 Fund have a greater exposure to the following risks (as defined in Appendix A):

• Derivatives Risk	• Fixed-Income Securities Risk	• High Yield Securities Risk
• Portfolio Duration Risk	• Prepayment Risk	• Real Estate Securities Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

Each Principal LifeTime Fund is also subject to the following risks:

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the
Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because
Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime
Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

Investment Company Securities Risk (as defined in Appendix A).

Management Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Securities Lending Risk (as defined in Appendix A).

10	RISK/RETURN SUMMARY	Principal Fund, Inc.
1-800-547-7754

As of October 31, 2008, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
Underlying Fund	2010	2020	2030	2040	2050	Income
Bond and Mortgage Securities Fund	31.1%	23.4%	13.6%	6.2%	2.6%	43.9%
Core Plus Bond Fund I	0.4	0.7	0.5	0.3	0.1	0.9
Disciplined LargeCap Blend Fund	8.6	11.2	12.7	13.1	13.2	3.1
High Yield Fund I	3.1	4.6	5.4	5.8	6.1	0.3
Inflation Protection Fund	4.1	—	—	—	—	13.5
International Emerging Markets Fund	1.7	2.3	2.8	3.2	3.3	0.2
International Fund I	1.7	2.5	3.1	4.0	4.0	0.7
International Growth Fund	6.3	7.7	9.1	9.7	10.4	2.6
International Value Fund I	2.6	3.5	4.2	4.8	5.0	1.0
LargeCap Blend Fund I	4.6	5.7	6.4	6.9	6.9	1.8
LargeCap Growth Fund	3.8	4.9	6.1	6.9	7.5	1.6
LargeCap Growth Fund I	3.7	5.1	6.1	7.4	7.9	1.3
LargeCap Value Fund	2.4	3.1	4.0	4.6	5.0	1.3
LargeCap Value Fund I	2.3	3.1	3.8	4.4	4.8	0.1
LargeCap Value Fund III	2.1	2.9	3.5	4.2	4.5	1.5
MidCap Growth Fund III	0.2	1.3	1.6	1.9	2.0	0.3
MidCap Value Fund I	0.2	1.3	1.7	2.0	2.1	0.3
Money Market Fund	0.1	—	—	—	—	0.2
Preferred Securities Fund	6.4	5.7	4.8	3.8	3.1	6.0
Real Estate Securities Fund	5.7	5.1	4.4	3.9	3.9	4.1
SmallCap Growth Fund I	0.1	0.3	1.0	1.2	1.6	—
SmallCap Growth Fund III	1.2	1.5	1.3	1.4	1.5	—
SmallCap S& 600 Index Fund	2.0	2.1	1.4	1.4	1.2	1.5
SmallCap Value Fund	1.4	1.7	1.5	1.6	1.7	—
SmallCap Value Fund I	0.2	0.3	1.0	1.3	1.6	—
Ultra Short Bond Fund	4.0	—	—	—	—	13.8
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Historical Performance

The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

Principal Funds, Inc.	RISK/RETURN SUMMARY	11
www.principal.com

PRINCIPAL LIFETIME STRATEGIC INCOME FUND

Principal Investment Strategies
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	6.94%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-11.43%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-4 Class	-22.64	-0.42	1.42
Barclays Capital Aggregate Bond Index(2)(3)(4)	5.24	4.65	5.53
Russell 3000 Index(2)(3)	-37.31	-1.95	-1.65
MSCI - EAFE Index NDTR D(2)(3)	-43.38	1.66	0.92
Principal LifeTime Strategic Income Blended Index(2)(3)(4)(5)	-7.47	3.42	3.53
Morningstar Target-Date 2000-2014 Category Average(3)	-22.46	0.44	1.05
(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.
(2) Index performance does not reflect deductions for fees, expenses or taxes.
(3)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
(4)	The Manager and portfolio manager believe the Barclays Capital Aggregate Bond Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the Russell 3000 Index. The Russell 3000 Index is also shown.
(5)	The weightings for this blended index as of March 31, 2008, are 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0%
Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0%
MSCI EAFE NDTR-D Index, and 75.0% Barclays Capital Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

12	RISK/RETURN SUMMARY	Principal Fund, Inc.
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-4
For the year ended October 31, 2008	Class
Management Fees	0.1225%
Distribution and/or Service (12b-1) Fees	0.1000
Other Expenses*	0.2900
Total Gross Operating Fees and Expenses	0.5125%
Acquired Fund (Underlying Fund) Operating Expenses	0.5500
Total Annual Fund Operating Expenses(1)	1.0625%
* Other Expenses Includes:
Service Fee	0.15%
Administrative Service Fee	0.13
(1) Effective July 1, 2009, the Fund's Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Number of years you own your shares
	1	3	5	10
R-4 Class	$108	$338	$586	$1,297

Principal Funds, Inc.	RISK/RETURN SUMMARY	13
www.principal.com

PRINCIPAL LIFETIME 2010 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	8.50%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-16.43%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-4 Class	-30.60	-1.31	0.76
Russell 3000 Index(2)(3)	-37.31	-1.95	-1.65
Barclays Capital Aggregate Bond Index(2)(3)	5.24	4.65	5.53
MSCI - EAFE Index NDTR D(2)(3)	-43.38	1.66	0.92
Principal LifeTime 2010 Blended Index(2)(3)(4)	-21.60	0.82	1.56
Morningstar Target-Date 2000-2014 Category Average(3)	-22.46	0.44	1.05
(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.
(2) Index performance does not reflect deductions for fees, expenses or taxes.
(3)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
(4)	The weightings for this blended index as of March 31, 2008 are 40.9% Russell 3000 Index, 14.6% MSCI EAFTE NDTR D Index, and 44.5%
Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 39.9% Russell 3000 Index,
14.1% MSCI EAFTE NDTR D Index, and 46.0% Barclays Capital Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

14	RISK/RETURN SUMMARY	Principal Fund, Inc.
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-4
For the year ended October 31, 2008	Class
Management Fees	0.1225%
Distribution and/or Service (12b-1) Fees	0.1000
Other Expenses*	0.2900
Total Gross Operating Fees and Expenses	0.5125%
Acquired Fund (Underlying Fund) Operating Expenses	0.6600
Total Annual Fund Operating Expenses(1)	1.1725%
* Other Expenses Includes:
Service Fee	0.15%
Administrative Service Fee	0.13
(1) Effective July 1, 2009, the Fund's Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Number of years you own your shares
	1	3	5	10
R-4 Class	$119	$372	$645	$1,423

Principal Funds, Inc.	RISK/RETURN SUMMARY	15
www.principal.com

PRINCIPAL LIFETIME 2020 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	10.12%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-18.49%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-4 Class	-34.01	-1.13	0.80
Russell 3000 Index(2)(3)	-37.31	-1.95	-1.65
Barclays Capital Aggregate Bond Index(2)(3)	5.24	4.65	5.53
MSCI - EAFE Index NDTR D(2)(3)	-43.38	1.66	0.92
Principal LifeTime 2020 Blended Index(2)(3)(4)	-27.44	0.19	0.85
Morningstar Target-Date 2015-2029 Category Average(3)	-30.27	-1.01	0.25
(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.
(2) Index performance does not reflect deductions for fees, expenses or taxes.
(3)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
(4)	The weightings for this blended index as of March 31, 2008, are 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5%
Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 49.7% Russell 3000 Index,
18.8% MSCI EAFE NDTR-D Index, and 31.5% Barclays Capital Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

16	RISK/RETURN SUMMARY	Principal Fund, Inc.
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-4
For the year ended October 31, 2008	Class
Management Fees	0.1225%
Distribution and/or Service (12b-1) Fees	0.1000
Other Expenses*	0.2800
Total Gross Operating Fees and Expenses	0.5025%
Acquired Fund (Underlying Fund) Operating Expenses	0.7200
Total Annual Fund Operating Expenses(1)	1.2225%
* Other Expenses Includes:
Service Fee	0.15%
Administrative Service Fee	0.13
(1) Effective July 1, 2009, the Fund's Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Number of years you own your shares
	1	3	5	10
R-4 Class	$125	$388	$672	$1,480

Principal Funds, Inc.	RISK/RETURN SUMMARY	17
www.principal.com

PRINCIPAL LIFETIME 2030 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	11.35%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-20.13%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-4 Class (5)	-36.53	-1.31	0.53
Russell 3000 Index(2)(3)	-37.31	-1.95	-1.65
MSCI - EAFE Index NDTR D(2)(3)	-43.38	1.66	0.92
Barclays Capital Aggregate Bond Index(2)(3)	5.24	4.65	5.53
Principal LifeTime 2030 Blended Index(2)(3)(4)	-31.24	-0.44	0.19
Morningstar Target-Date 2030+ Category Average(3)	-37.51	-1.91	-0.91
(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.
(2) Index performance does not reflect deductions for fees, expenses or taxes.
(3)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
(4)	The weightings for this blended index as of March 31, 2008, are 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0%
Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 56.3% Russell 3000 Index,
22.0% MSCI EAFE NDTR-D Index, and 21.7% Barclays Capital Aggregate Bond Index.
(5)	During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

18	RISK/RETURN SUMMARY	Principal Fund, Inc.
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-4
For the year ended October 31, 2008	Class
Management Fees	0.1225%
Distribution and/or Service (12b-1) Fees	0.1000
Other Expenses*	0.2900
Total Gross Operating Fees and Expenses	0.5125%
Acquired Fund (Underlying Fund) Operating Expenses	0.7500
Total Annual Fund Operating Expenses(1)	1.2625%
* Other Expenses Includes:
Service Fee	0.15%
Administrative Service Fee	0.13
(1) Effective July 1, 2009, the Fund's Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Number of years you own your shares
	1	3	5	10
R-4 Class	$129	$400	$693	$1,525

Principal Funds, Inc.	RISK/RETURN SUMMARY	19
www.principal.com

PRINCIPAL LIFETIME 2040 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	12.38%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.45%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-4 Class	-38.36	-1.59	0.11
Russell 3000 Index(2)(3)	-37.31	-1.95	-1.65
MSCI - EAFE Index NDTR D(2)(3)	-43.38	1.66	0.92
Barclays Capital Aggregate Bond Index(2)(3)	5.24	4.65	5.53
Principal LifeTime 2040 Blended Index(2)(3)(4)	-33.92	-0.80	-0.28
Morningstar Target-Date 2030+ Category Average(3)	-37.51	-1.91	-0.91
(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.
(2) Index performance does not reflect deductions for fees, expenses or taxes.
(3)	Lifetime results are measured from the date the Institutional shares were first sold (March 1, 2001).
(4)	The weightings for this blended index as of March 31, 2008, are 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0%
Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 61.0% Russell 3000 Index,
24.5% MSCI EAFE NDTR-D Index, and 14.5% Barclays Capital Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

20	RISK/RETURN SUMMARY	Principal Fund, Inc.
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-4
For the year ended October 31, 2008	Class
Management Fees	0.1225%
Distribution and/or Service (12b-1) Fees	0.1000
Other Expenses*	0.2900
Total Gross Operating Fees and Expenses	0.5125%
Acquired Fund (Underlying Fund) Operating Expenses	0.7700
Total Annual Fund Operating Expenses(1)	1.2825%
* Other Expenses Includes:
Service Fee	0.15%
Administrative Service Fee	0.13
(1) Effective July 1, 2009, the Fund's Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Number of years you own your shares
	1	3	5	10
R-4 Class	$131	$407	$704	$1,548

Principal Funds, Inc.	RISK/RETURN SUMMARY	21
www.principal.com

PRINCIPAL LIFETIME 2050 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	13.36%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.22%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-4 Class	-39.26	-1.62	-0.49
Russell 3000 Index(2)(3)	-37.31	-1.95	-1.65
MSCI - EAFE Index NDTR D(2)(3)	-43.38	1.66	0.92
Barclays Capital Aggregate Bond Index(2)(3)	5.24	4.65	5.53
Principal LifeTime 2050 Blended Index(2)(3)(4)	-35.39	-0.81	-0.57
Morningstar Target-Date 2030+ Category Average(3)	-37.51	-1.91	-0.91
(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.
(2) Index performance does not reflect deductions for fees, expenses or taxes.
(3)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
(4)	The weightings for this blended index as of March 31, 2008, are 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0%
Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 64.2% Russell 3000 Index,
25.8% MSCI EAFE NDTR-D Index, and 10.0% Barclays Capital Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

22	RISK/RETURN SUMMARY	Principal Fund, Inc.
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-4
For the year ended October 31, 2008	Class
Management Fees	0.1225%
Distribution and/or Service (12b-1) Fees	0.1000
Other Expenses*	0.2900
Total Gross Operating Fees and Expenses	0.5125%
Acquired Fund (Underlying Fund) Operating Expenses	0.7900
Total Annual Fund Operating Expenses(1)	1.3025%
* Other Expenses Includes:
Service Fee	0.15%
Administrative Service Fee	0.13
(1) Effective July 1, 2009, the Fund's Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Number of years you own your shares
	1	3	5	10
R-4 Class	$133	$413	$714	$1,571

Principal Funds, Inc.	RISK/RETURN SUMMARY	23
www.principal.com

THE COSTS OF INVESTING

Fees and Expenses of the Funds

The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions.

Ongoing Fees

Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying funds, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.

Each Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

  Management Fee — Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
  Distribution Fee — Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the R-4 class of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
  Service Fee — Principal has entered into a Service Agreement with the Fund under which Principal performs personal services for shareholders.
  Administrative Services Fee — Principal has entered into an Administrative Services Agreement with Principal Funds under which Principal provides shareholder and administrative services for retirement plans and other beneficial owners of Fund shares.
  Other Expenses — A portion of expenses that are allocated to all classes of the Fund.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Distribution and/or Service (12b-1) Fees

Principal Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Class R-4 shares of Principal Funds. Under the 12b-1 Plans, each Fund makes payments from its assets to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of such share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

The maximum annual Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders under the 12b-1 plan (as a percentage of average daily net assets) for these Funds is 0.10% .

The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class. In addition to shareholder services, examples of such distribution related expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund.

24	THE COSTS OF INVESTING	Principal Fund, Inc.
1-800-547-7754

Additional Payments to Intermediaries

In addition to, rather than in lieu of, payments for distribution-related expenses and for providing services to shareholders pursuant to 12b-1 plans, the transfer agent or one of its affiliates may enter into agreements with intermediaries pursuant to which the intermediary will be paid for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. Such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in this prospectus. Such compensation is generally based on the average asset value of fund shares for the relevant share class held by clients of the intermediary. Principal Life Insurance Company is one such intermediary that provides services to retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans.

In addition, Principal or its affiliates may pay compensation, from their own resources, to certain intermediaries that support the distribution or sale of shares of the Fund or provide services to Fund shareholders.

Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary's Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a "preferred list." The Distributor's goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Expense Reimbursement

Additionally, the Distributor will, in some cases, provide payments to reimburse directly or indirectly the costs incurred by intermediaries and their associated Financial Professionals in connection with educational seminars and training and marketing efforts related to the Funds for the intermediaries' employees and representatives and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses.

Additional Information

Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. If one mutual fund sponsor pays more compensation than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more compensation for one share class versus another, then they may have an incentive to recommend that share class.

Principal Funds, Inc.	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	25
www.principal.com

As of January 1, 2009, the Distributor anticipates that intermediaries that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than: Rule 12b-1 fees; and Expense Reimbursement) include, but are not limited to, the following:

Acsensus	Merrill Lynch
Advantage Capital Corporation	MidAtlantic Capital
AG Edwards & Sons	Morgan Keegan
AIG Financial Advisors	Morgan Stanley
AIG SunAmerica	MSCS Financial Services
Alerus Retirement Solutions	Mutual Service Corp
American Century Investments	National Financial Services
American General Life Insurance	National Planning Corp.
Ameriprise	Nationwide
Associated Financial Group	Newport Retirement Plan Services
Associated Securities	Next Financial
AST Trust Company	NFP Securities
Bank of America Securities	North Ridge Securities
Bear Stearns	Northeast Retirement Services
Benefit Plan Administrators	Northwestern Mutual
Cadaret Grant	NRP Financial
Charles Schwab & Co.	Pershing
Charles Schwab Trust Company	Plan Administrators, Inc.
Citigroup Global Markets	Principal Global Investors
Citigroup/Smith Barney	Principal Life Insurance Company
Commonwealth Financial Network	Principal Life Trust Company
CompuSys	ProEquities
CPI	Prudential
Daily Access Corporation	Raymond James
Digitial Retirement Solutions	RBC Capital Markets
Edward Jones	RBC Dain Rauscher
ePlan Services	Reliance Trust Company
Expert Plan	Robert W. Baird & Co.
Farmers Financial	Royal Alliance Associates
Fidelity Brokerage Services	Saxony Securities
Financial Network Investment Corp	Scottrade
First Allied Securities	Securian Financial Services
First American Bank	Securities America
First Clearing	SII Investments
Foothill Securities	Southwest Securities
FSC Securities	Standard Retirement Services
G.A. Repple	Stifel Nicolaus & Company
Geneos Wealth Management	TD Ameritrade
Genesis Employee Benefit	Texas Pension Consultants
GPC Securities, Inc.	The Investment Center
Gunn Allen Financial	Thrivent Financial
GWFS Equities	Thrivent Investment Management
H. Beck, Inc.	TransAm Securities
Howe Barnes Investment	Triad Advisors
ICMA-Retirement Corp.	TruSource
ING Financial Partners	U.S. Wealth Advisors
Investacorp	UBS Financial Services
J.W. Cole Financial	Unison
James T. Borello & Co.	VSR Financial Services
Janney Montgomery Scott	Wachovia
JP Morgan	WaMu Investments
July Business Services	Waterstone Financial Group
Key Investments	Wedbush Morgan Securities
Lincoln Financial	Wells Fargo
Lincoln Investment Planning	Willmington Trust Company
LPL	Workman Securities
Mercer HR Services	WRP Investments

To obtain a current list of such firms, call 1-800-547-7754.

26	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Fund, Inc.
1-800-547-7754

Please speak with your Financial Professional to learn more about the total amounts paid to your Financial
Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial
Professional at the time of purchase.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.

Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary.
You should ask your Financial Professional for information about any fees and/or commissions that are charged.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

This information in this section does not apply directly to the Principal LifeTime Funds, except to the extent the
Principal LifeTime Funds invest in securities other than shares of the Underlying Funds. The Statement of Additional
Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date.
Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security.
In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To

Principal Funds, Inc.	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	27
www.principal.com

minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of the investment losses.

Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the
Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered
Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentive for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts
The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss.
These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements.
These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

28	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Fund, Inc.
1-800-547-7754

Real Estate Investment Trusts
The Funds may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity
REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

High Yield Securities
The Bond & Mortgage Securities Fund may invest in debt securities rated BB or lower by S&P or Ba or lower by
Moody’s or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. The Principal LifeTime Funds may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Municipal Obligations and AMT-Subject Bonds
The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

Principal Funds, Inc.	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	29
www.principal.com

“AMT-subject bonds” are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. See “Tax Considerations” for a discussion of the tax consequences of investing in the Funds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Initial Public Offerings (“IPOs”)
Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps), and forward currency contracts for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund or the reference currency relates to an eligible investment for the Fund.

30	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Fund, Inc.
1-800-547-7754

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
• the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
• the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
• the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
• the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
• companies with their principal place of business or principal office outside the U.S. or
• companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on
U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

Principal Funds, Inc.	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	31
www.principal.com

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a
Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments.
Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund.
Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:
• increased social, political, and economic instability;
• a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
• lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
• foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
• relatively new capital market structure or market-oriented economy;
• the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
• restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
• possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

32	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Fund, Inc.
1-800-547-7754

Small and Medium Capitalization Companies
The Bond & Mortgage Securities and LargeCap Value Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund directly corresponds to the performance and risks of the underlying funds in which the Fund invests. By investing in many underlying funds, the Principal LifeTime Funds have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime
Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under
Underlying Fund Risk.

Principal Funds, Inc.	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	33
www.principal.com

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund)
which may have an adverse impact on the Fund’s performance. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial
Highlights section already includes portfolio turnover costs.

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management
Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969.
Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L.
Welch. The portfolio managers appointed by PGI for each Principal LifeTime Fund are David M. Blake, Tim Dunbar, and Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, Blake, Dunbar, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows. On behalf of PGI, Messrs. Blake, Dunbar, and Laschanzky develop, implement, and monitor the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and
Welch implement the strategic asset allocation Messrs. Blake, Dunbar, and Laschanzky set, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey
joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation. He has had responsibility for the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic Income Funds since 2007.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation.
Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of
Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa
State University. He has had responsibility for the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic
Income Funds since 2007.

34	MANAGEMENT OF THE FUNDS	Principal Fund, Inc.
1-800-547-7754

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal
Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University. He has had responsibility for the Principal LifeTime
2010, 2020, 2030, 2040, 2050, and Strategic Income Funds since 2007.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services to the portion of the assets of a specific Fund allocated to it by Principal. For these services, Principal pays the Sub-Advisor a fee.

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Information regarding the Sub-Advisors and individual portfolio managers is set forth below. We identified the year the portfolio manager assumed responsibility for day-to-day fund management of the oldest share class of the Fund. The
Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the
Funds.

Sub-Advisor: Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life
Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including
Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

As reflected in the list below, the day-to-day portfolio management, for some funds, is shared by multiple portfolio managers. In each such case, except where noted in the Management of the Funds section, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since
Bond & Mortgage Securities	William C. Armstrong	2000
	Timothy R. Warrick	2004
LargeCap Value	Arild Holm	2007
	John Pihlblad	2000
Principal LifeTime 2010	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime 2020	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001

Principal Funds, Inc.	MANAGEMENT OF THE FUNDS	35
www.principal.com

	Day-to-day
Fund	Fund Management	Since

Principal LifeTime 2030	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime 2040	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime 2050	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime Strategic Income David M. Blake		2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. He earned a Bachelor’s degree from Kearney State College and a Master’s degree from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

David M. Blake, CFA. Mr. Blake, executive director and chief investment officer of fixed income for PGI, joined PGI in 2000. Mr. Blake earned a Bachelor’s degree and an MBA from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Tim Dunbar. Mr. Dunbar is executive director and head of equities for PGI. In this capacity, he oversees the business management and strategic direction of the firm's equity group on a global basis. He joined Principal Financial Group in 1986 and has held a wide range of investment management roles and has been a member of the PGI senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar earned a Bachelor's degree from Iowa State University.

Arild Holm, CFA. Mr. Holm, portfolio manager, joined PGI in 2002. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Mr. Holm earned a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England) and an MBA in Finance from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Dirk Laschanzky, CFA. Mr. Laschanzky, portfolio manager, joined PGI in 1997. He is responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Mr. Laschanzky earned a BA and an MBA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick joined PGI in 1990 and is a portfolio manager with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He earned a Bachelor’s degree in Accounting and Economics from Simpson College and an MBA in Finance from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

36	MANAGEMENT OF THE FUNDS	Principal Fund, Inc.
1-800-547-7754

The Sub-Sub-Advisors

Principal Global Investors, LLC (“PGI”) has entered into a sub-sub-advisory agreement for the Bond & Mortgage Securities Fund. Under this agreement, the sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor.

Sub-Sub-Advisor: Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

L. Phillip Jacoby. Mr. Jacoby, Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee, joined Spectrum in 1995. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman, Chief Investment Officer of Spectrum and Chair of its Investment Committee, joined Spectrum in 1995. He earned both a Bachelor’s degree in Industrial Relations and an MBA in Finance from Cornell University.

Fees Paid to Principal
The Fund pays Principal a fee for its services, which includes the fee Principal pays to the Sub-Advisor. The fee each
Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2008 was:
	Bond & Mortgage Securities Fund	0.51%
	LargeCap Value Fund	0.44%
	Principal LifeTime 2010 Fund(1)	0.1225%(1)
	Principal LifeTime 2020 Fund	0.1225%(1)
	Principal LifeTime 2030 Fund	0.1225%(1)
	Principal LifeTime 2040 Fund	0.1225%(1)
	Principal LifeTime 2050 Fund	0.1225%(1)
	Principal LifeTime Strategic Income Fund	0.1225%(1)
(1) Effective July 1, 2009, the management fee will be reduced to 0.03%.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2008 and in the annual report to shareholders for the fiscal year ended October 31, 2008.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with
Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:
•	hire one or more Sub-Advisors;
•	change Sub-Advisors; and
•	reallocate management fees between itself and Sub-Advisors.

Principal Funds, Inc.	MANAGEMENT OF THE FUNDS	37
www.principal.com

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, the Funds available through this prospectus do not intend to rely on the order.

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/
Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The
share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton, Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):
• on a day that the NYSE is open and
• prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.
For these Funds, the share price is calculated by:
• taking the current market value of the total assets of the Fund
• subtracting liabilities of the Fund
• dividing the remainder proportionately into the classes of the Fund
• subtracting the liability of each class
• dividing the remainder by the total number of shares outstanding for that class.

NOTES:
• If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
• A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a
Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.
Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

38	PRICING OF FUND SHARES	Principal Fund, Inc.
1-800-547-7754

The trading of foreign securities generally or in a particular country or countries may not take place on all days the
NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

• Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The
Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
• via the internet.
• standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
• available 7 days a week (7 a.m. to 9 p.m. Central Time).
• using a modem.
• plan contributions transferred electronically.
• standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
• available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check.
However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of
Fund Shares.”

Principal Funds, Inc.	PURCHASE OF FUND SHARES	39
www.principal.com

EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another
Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances.
In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of the Principal Funds, provided that:
• the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
• the share class of such other Fund is available through the plan, and
• the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation.
In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the
Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:
• Disrupt the management of the Funds by:
• forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
• causing unplanned portfolio turnover;
• Hurt the portfolio performance of the Funds; and
• Increase expenses of the Funds due to:
• increased broker-dealer commissions and
• increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds invest could

40	EXCHANGE OF FUND SHARES	Principal Fund, Inc.
1-800-547-7754

flow through to the Principal LifeTime Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

• The Bond & Mortgage Securities Fund declares dividends of its daily net investment income each day its shares are priced. The Fund pays out its accumulated declared dividends monthly.
• The other Funds pay their net investment income annually in December.
For more details on the payment schedule, go to www.principal.com.

Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held.
Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principal.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-547-7754. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a
Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

TAX CONSIDERATIONS

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

Principal Funds, Inc.	DIVIDENDS AND DISTRIBUTIONS	41
www.principal.com

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares.
For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the
Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

FUND ACCOUNT INFORMATION

Statements
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid, and other information.

This information may also be accessed at www.principal.com.

Orders Placed by Intermediaries
Principal Funds may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next net asset value per share it computes after your intermediary or sub-designee received your order.

Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-
designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

42	FUND ACCOUNT INFORMATION	Principal Fund, Inc.
1-800-547-7754

Minimum Account Balance
The Principal Funds reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan’s investments in the Fund is less than the minimum. Principal Funds has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have
30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

Reservation of Rights
The Principal Funds reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Funds reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Financial Statements
Plans will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public
Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Funds, Inc.
Annual Report to Shareholders for the fiscal year ended October 31, 2008, which is available upon request, and incorporated by reference into the SAI.

To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-547-7754.

Principal Funds, Inc.	PORTFOLIO HOLDINGS INFORMATION	43
www.principal.com

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004
BOND & MORTGAGE SECURITIES FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 10 .60	$ 10 .77	$ 10 .71	$ 10 .99	$ 10 .78
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .50	0 .54	0 .47	0 .40	0 .36
Net Realized and Unrealized Gain (Loss) on Investments	(2.02)	(0.18)	0 .04	(0.28)	0 .21
Total From Investment Operations	(1.52)	0 .36	0 .51	0 .12	0 .57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.53)	(0.45)	(0.39)	(0.36)
Distributions from Realized Gains	–	–	–	(0.01)	–
Total Dividends and Distributions	(0.48)	(0.53)	(0.45)	(0.40)	(0.36)
Net Asset Value, End of Period	$ 8 .60	$ 10 .60	$ 10 .77	$ 10 .71	$ 10 .99
Total Return	(14 .85)%	3 .42%	4 .92%	1 .06%	5 .39%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 22,799	$ 28,800	$ 18,009	$ 8,635	$ 2,274
Ratio of Expenses to Average Net Assets	0 .90%	0 .90%	0 .95%	1 .15%	0 .96%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(b)	N/A	N/A	0 .91%	0 .93%	0 .93%
Ratio of Net Investment Income to Average Net Assets	5 .05%	5 .05%	4 .46%	3 .69%	3 .35%
Portfolio Turnover Rate	302.6%	259.1%	274.5%	202 .1%(c)	150.5%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements.
(c)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

	2008	2007	2006	2005	2004
LARGECAP VALUE FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 13.46	$ 13.04	$ 11.28	$ 10.64	$ 9 .79
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.20	0.18	0.13	0 .12
Net Realized and Unrealized Gain (Loss) on Investments	(4.56)	1.00	1.97	1.02	0 .81
Total From Investment Operations	(4.36)	1.20	2.15	1.15	0 .93
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.18)	(0.10)	(0.13)	(0.08)
Distributions from Realized Gains	(1.04)	(0.60)	(0.29)	(0.38)	–
Total Dividends and Distributions	(1.21)	(0.78)	(0.39)	(0.51)	(0.08)
Net Asset Value, End of Period	$ 7.89	$ 13.46	$ 13.04	$ 11 .28	$ 10 .64
Total Return	(35.36)%	9.60%	19.57%	11 .05%	9.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,438	$ 1,928	$ 1,278	$ 739	$ 15
Ratio of Expenses to Average Net Assets	0.83%	0.82%	0.83%	0 .83%	0.83%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.83%(c)
Ratio of Net Investment Income to Average Net Assets	1.91%	1.49%	1.51%	1 .15%	1 .14%
Portfolio Turnover Rate	132.1%	100.3%	92.8%	181 .1%(b)	228.4%

(a)	Calculated based on average shares outstanding during the period.
(b)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.
(c)	Expense ratio without commission rebates.

44

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

	2008	2007	2006	2005	2004
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 12 .83	$ 12 .64	$ 11 .95	$ 11 .69	$ 10 .74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .50	0 .49	0 .42	0 .34	0 .13
Net Realized and Unrealized Gain (Loss) on Investments	(3.32)	0 .17	0 .68	0 .29	0 .98
Total From Investment Operations	(2.82)	0 .66	1 .10	0 .63	1 .11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.51)	(0.41)	(0.29)	(0.24)	(0.16)
Distributions from Realized Gains	(0.17)	(0.06)	(0.12)	(0.13)	–
Total Dividends and Distributions	(0.68)	(0.47)	(0.41)	(0.37)	(0.16)
Net Asset Value, End of Period	$ 9 .33	$ 12 .83	$ 12 .64	$ 11 .95	$ 11 .69
Total Return	(23 .12)%	5 .30%	9 .46%	5 .43%	10 .44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 16,933	$ 11,742	$ 4,466	$ 1,861	$ 479
Ratio of Expenses to Average Net Assets(b)	0 .51%	0 .50%	0 .50%	0 .50%	0 .50%
Ratio of Net Investment Income to Average Net Assets	4 .48%	3 .91%	3 .44%	2 .84%	1 .11%
Portfolio Turnover Rate	30.7%	25.3%	48.9%	43.8%	34.1%

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.

	2008	2007	2006	2005	2004
PRINCIPAL LIFETIME 2010 FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 14 .10	$ 13 .17	$ 12 .07	$ 11 .57	$ 10 .60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .44	0 .37	0 .36	0 .25	0 .10
Net Realized and Unrealized Gain (Loss) on Investments	(4.71)	0 .99	1 .07	0 .59	1 .00
Total From Investment Operations	(4.27)	1 .36	1 .43	0 .84	1 .10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.36)	(0.25)	(0.24)	(0.13)
Distributions from Realized Gains	(0.23)	(0.07)	(0.08)	(0.10)	–
Total Dividends and Distributions	(0.67)	(0.43)	(0.33)	(0.34)	(0.13)
Net Asset Value, End of Period	$ 9 .16	$ 14 .10	$ 13 .17	$ 12 .07	$ 11 .57
Total Return	(31 .67)%	10 .64%	12 .12%	7 .41%	10 .49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 47,919	$ 59,244	$ 26,768	$ 11,896	$ 1,501
Ratio of Expenses to Average Net Assets(b)	0 .51%	0 .50%	0 .50%	0 .50%	0 .50%
Ratio of Net Investment Income to Average Net Assets	3 .66%	2 .71%	2 .87%	2 .19%	0 .89%
Portfolio Turnover Rate	12.7%	14.7%	16.6%	10.2%	34.3%

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.

45

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

	2008	2007	2006	2005	2004
PRINCIPAL LIFETIME 2020 FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 15.02	$ 13.64	$ 12.24	$ 11.46	$ 10.53
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.38	0.31	0.30	0.19	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(5 .45)	1.52	1.47	0.92	1.02
Total From Investment Operations	(5 .07)	1.83	1.77	1.11	1.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .40)	(0 .36)	(0 .27)	(0 .24)	(0 .15)
Distributions from Realized Gains	(0 .29)	(0 .09)	(0 .10)	(0 .09)	–
Total Dividends and Distributions	(0 .69)	(0 .45)	(0 .37)	(0 .33)	(0 .15)
Net Asset Value, End of Period	$ 9.26	$ 15.02	$ 13.64	$ 12.24	$ 11.46
Total Return	(35.25)%	13.71%	14.79%	9.75%	10 .35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 110,340	$ 121,196	$ 53,209	$ 18,811	$ 1,529
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0 .50%
Ratio of Net Investment Income to Average Net Assets	3.06%	2.21%	2.33%	1.48%	0 .54%
Portfolio Turnover Rate	7 .1%	15 .1%	7 .4%	5 .5%	27 .0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.

	2008	2007	2006	2005	2004
PRINCIPAL LIFETIME 2030 FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 15.52	$ 13.83	$ 12.31	$ 11.38	$ 10.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.36	0.28	0.26	0.17	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(5 .95)	1.83	1.64	1.05	1.06
Total From Investment Operations	(5 .59)	2.11	1.90	1.22	1.09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .39)	(0 .32)	(0 .26)	(0 .21)	(0 .11)
Distributions from Realized Gains	(0 .32)	(0 .10)	(0 .12)	(0 .08)	–
Total Dividends and Distributions	(0 .71)	(0 .42)	(0 .38)	(0 .29)	(0 .11)
Net Asset Value, End of Period	$ 9.22	$ 15.52	$ 13.83	$ 12.31	$ 11.38
Total Return	(37.64)%	15.65%	15.75%	10.86%	10 .55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 103,030	$ 117,390	$ 58,595	$ 23,705	$ 7,352
Ratio of Expenses to Average Net Assets(b)	0.51%	0.50%	0.50%	0.50%	0 .50%
Ratio of Net Investment Income to Average Net Assets	2.82%	1.95%	1.99%	1.41%	0 .25%
Portfolio Turnover Rate	6 .6%	15 .5%	9 .4%	4 .8%	30 .7%

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.

46

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

	2008	2007	2006	2005	2004
PRINCIPAL LIFETIME 2040 FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 15 .61	$ 13 .72	$ 12 .15	$ 11 .13	$ 10 .19
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .30	0 .20	0 .22	0 .07	0 .02
Net Realized and Unrealized Gain (Loss) on Investments	(6.19)	2 .10	1 .70	1 .22	1 .03
Total From Investment Operations	(5.89)	2 .30	1 .92	1 .29	1 .05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.31)	(0.24)	(0.19)	(0.11)
Distributions from Realized Gains	(0.31)	(0.10)	(0.11)	(0.08)	–
Total Dividends and Distributions	(0.70)	(0.41)	(0.35)	(0.27)	(0.11)
Net Asset Value, End of Period	$ 9 .02	$ 15 .61	$ 13 .72	$ 12 .15	$ 11 .13
Total Return	(39 .37)%	17 .14%	16 .11%	11 .67%	10 .35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 49,106	$ 46,791	$ 14,898	$ 5,549	$ 256
Ratio of Expenses to Average Net Assets(b)	0 .51%	0 .50%	0 .50%	0 .50%	0 .50%
Ratio of Net Investment Income to Average Net Assets	2 .41%	1 .40%	1 .69%	0 .53%	0 .15%
Portfolio Turnover Rate	6.0%	16.5%	13.1%	7.1%	40.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.

	2008	2007	2006	2005	2004
PRINCIPAL LIFETIME 2050 FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 15 .25	$ 13 .33	$ 11 .74	$ 10 .65	$ 9 .72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .29	0 .21	0 .13	0 .02	0 .01
Net Realized and Unrealized Gain (Loss) on Investments	(6.15)	2 .10	1 .80	1 .31	0 .99
Total From Investment Operations	(5.86)	2 .31	1 .93	1 .33	1 .00
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.37)	(0.28)	(0.23)	(0.17)	(0.07)
Distributions from Realized Gains	(0.36)	(0.11)	(0.11)	(0.07)	–
Total Dividends and Distributions	(0.73)	(0.39)	(0.34)	(0.24)	(0.07)
Net Asset Value, End of Period	$ 8 .66	$ 15 .25	$ 13 .33	$ 11 .74	$ 10 .65
Total Return	(40 .18)%	17 .71%	16 .76%	12 .57%	10 .37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 18,841	$ 18,918	$ 7,836	$ 1,675	$ 112
Ratio of Expenses to Average Net Assets(b)	0 .51%	0 .50%	0 .50%	0 .50%	0 .50%
Ratio of Net Investment Income to Average Net Assets	2 .40%	1 .52%	1 .06%	0 .15%	0 .09%
Portfolio Turnover Rate	6.8%	21.2%	15.9%	7.5%	44.9%

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.

47

APPENDIX A SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated
above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first three risks described below apply to all of the Funds. The remaining risks apply to certain of the Funds as described previously.
Additional information about the Funds, their investments, and the related risks is located under “Certain Investment
Strategies and Related Risks” and in the Statement of Additional Information.

Risks Applicable to All Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements.
Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses.
Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price. Some derivative transactions may give rise to leverage. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

44	APPENDIX A	Principal Fund, Inc.
1-800-547-7754

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

Principal Funds, Inc.	SUMMARY OF PRINCIPAL RISKS	45
www.principal.com

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-
income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Investment Company Securities Risk
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees.
Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Management Risk
The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-
advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
• LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

46	SUMMARY OF PRINCIPAL RISKS	Principal Fund, Inc.
1-800-547-7754

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
•	are subject to cash flow dependency and defaults by borrowers; and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.
REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs'
operating expenses, in addition to paying Fund expenses.

Securities Lending Risk
To earn additional income, the Fund may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

Underlying Fund Risk
The Principal LifeTime Funds operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds and each of the Underlying Funds. Principal Global Investors,
LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds. PGI also serves as Sub-Advisor to some or all of the
Underlying Funds. Principal and PGI are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal
LifeTime Funds as of October 31, 2008.

PRINCIPAL LIFETIME FUNDS
Principal
	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2015	2020	2025	2030	2035	2040	2045	2050	2055	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total
Bond & Mortgage Securities Fund	17.41%	0.49%	28.89%	0.37%	14.33%	0.11%	3.45%	0.01%	0.57%	0.00%	8.34%	73.97%
LargeCap Value Fund	5.32%	0.25%	15.20%	0.36%	16.64%	0.27%	10.12%	0.11%	4.38%	0.01%	0.99%	53.65%

U.S. Government Securities Risk
Yields available from U.S. government securities are generally lower than the yields available from many other fixed-

Principal Funds, Inc.	SUMMARY OF PRINCIPAL RISKS	47
www.principal.com

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the
Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan
Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the
U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund’s investments in value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

48	SUMMARY OF PRINCIPAL RISKS	Principal Fund, Inc.
1-800-547-7754

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

Barclays Capital Aggregate Bond Index represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. This index was formerly known as Lehman Brothers Aggregate Bond Index.

Morgan Stanley Capital International (MSCI) - EAFE Index NDTR D (Europe, Australia, and Far East) Index is listed for foreign stock funds (EAFE refers to Europe, Australia, and Far East). Widely accepted as a benchmark for international stock performance, the EAFE INdex is an aggregate of 21 individual country indexes.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index is composed of underlying indexes and represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal Funds, Inc.	APPENDIX B	49
www.principal.com

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal Lifetime Strategic Income portfolio.

Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000 or the Russell 2000 indexes.

© 2009 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

50	DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS	Principal Fund, Inc.
1-800-547-7754

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated March 1, 2009, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semi annual reports available, free of charge, on our website www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Funds, Inc. SEC File 811-07572

Principal Funds, Inc.	ADDITIONAL INFORMATION	51
www.principal.com